OMB APPROVAL
OMB Number: 3235-0060 Expires: February 28, 2013 Estimated average burden hours per response 5.68

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2012

MarketAxess Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34091	52-2230784
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

299 Park Avenue New York, New York	10171
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (212) 813-6000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

On June 7, 2012, MarketAxess Holdings Inc. (the “Company”) held its 2012 Annual Meeting of Stockholders (the “2012 Annual Meeting”). A total of 34,088,134 shares of common stock were present or represented by proxy at the 2012 Annual Meeting, representing 94.3% of the issued and outstanding shares entitled to vote at the meeting. The proposals voted upon and the final results of the vote were as follows:

Proposal 1 — Election of Directors. The results were as follows:

Director	For	Withheld	Broker Non-Votes
Richard M. McVey	31,212,326	1,551,012	1,324,796
Steven L. Begleiter	32,717,184	46,154	1,324,796
Dr. Sharon Brown-Hruska	32,724,586	38,752	1,324,796
Roger Burkhardt	32,672,590	90,748	1,324,796
Stephen P. Casper	32,519,156	244,182	1,324,796
David G. Gomach	32,717,184	46,154	1,324,796
Carlos M. Hernandez	27,270,967	5,492,371	1,324,796
Ronald M. Hersch	30,246,443	2,516,895	1,324,796
John Steinhardt	31,509,488	1,253,850	1,324,796
James J. Sullivan	32,496,302	267,036	1,324,796

Proposal 2 — Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2012. The results were as follows:

For	Against	Abstain
33,048,887	1,035,258	3,989

Proposal 3 — Advisory vote on the compensation of the Company’s named executive officers as disclosed in the proxy statement pursuant to the SEC’s compensation disclosure rules (referred to as the “say-on-pay” proposal). The results were as follows:

For	Against	Abstain	Broker Non-Votes
30,291,796	2,417,994	53,548	1,324,796

Proposal 4 — Approval of the adoption of an amendment and restatement of the MarketAxess Holdings Inc. 2004 Stock Incentive Plan (as amended and restated effective April 28, 2006) (which, if approved, will be renamed the MarketAxess Holdings Inc. 2012 Incentive Plan) and the performance criteria used in setting performance goals for awards intended to be performance-based under Code Section 162(m). The results were as follows:

For	Against	Abstain	Broker Non-Votes
30,844,891	1,865,454	52,993	1,324,796

Proposal 5 — Approval of the adoption of an amendment and restatement of the MarketAxess Holdings Inc. 2009 Code Section 162(m) Executive Performance Incentive Plan and the performance criteria used in setting performance goals thereunder. The results were as follows:

For	Against	Abstain	Broker Non-Votes
30,954,047	1,761,548	47,743	1,324,796

For more information on the 2012 Annual Meeting and the foregoing proposals, see the Company’s proxy statement dated April 25, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARKETAXESS HOLDINGS INC.

Date: June 8, 2012	By:	/s/ Richard M. McVey
		Name:	Richard M. McVey
		Title:	Chief Executive Officer

4